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                                                                   EXHIBIT 10.27


                              TAX SHARING AGREEMENT

                  THIS TAX SHARING AGREEMENT (the "Agreement"), effective as of the closing of the initial public offering of common stock of IASIS (the "IPO Date"), is entered into by and among JLL Healthcare, LLC, a Delaware limited liability company ("JLL Healthcare"), IASIS Healthcare Corporation, a Delaware Corporation, and the affiliates of IASIS listed on Schedule A attached hereto (the "Subsidiaries").

                  WHEREAS, on and prior to the IPO Date, JLL Healthcare and IASIS and its Subsidiaries were members of an affiliated group (within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended) (the "Affiliated Group") filing consolidated income tax returns of which JLL Healthcare was the common parent;

                  WHEREAS, effective as of October 8, 1999, JLL Healthcare and IASIS and its Subsidiaries entered into a tax sharing agreement that allocated between JLL Healthcare and IASIS and its Subsidiaries the consolidated or combined U.S. federal, foreign, state, and local income tax liabilities of the Affiliated Group (the "Old Agreement");

                  WHEREAS, in connection with and at the time of the initial public offering of common stock of IASIS Healthcare Corporation, JLL Healthcare will cease to be the common parent of the Affiliated Group;

                  WHEREAS, JLL Healthcare and IASIS and its Subsidiaries desire to terminate the Old Agreement; and

                  WHEREAS, JLL Healthcare and IASIS desire to set forth certain rights and responsibilities of the parties regarding the allocation of taxes and other related tax matters;

                  NOW, THEREFORE, in exchange for the mutual promises contained herein, the parties agree as follows:

         1.       Definitions.

         "Tax" (including, with correlative meaning, the terms "Taxes", and "Tax able") includes all federal, state, local and foreign income, profits, franchise, gross receipts, environmental, customs duty, capital stock, severance, stamp,


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         payroll, sales, employment, unemployment, disability, use, property, with holding, excise, production, value added, occupancy and other taxes, duties or assessments of any nature whatsoever, together with all interest, penalties and additions imposed with respect to such amounts and any interest in respect of such penalties and additions. "Tax Benefit" means the Tax savings attributable to any deduction, expense, loss, credit, or refund to the indemnified party or its affiliates, when incurred or received.
         "Tax Return" includes all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) required to be supplied to a Tax authority relating to Taxes.

         2. Termination of the Old Agreement. The Old Agreement is hereby terminated and will have no force and effect for any Tax period and none of JLL Healthcare, IASIS or its Subsidiaries has any further rights or obligations thereunder.

         3.       Responsibility for Taxes.

                  a. Preparation and Filing of Tax Returns. IASIS shall prepare and file with the appropriate Tax authorities all Tax Returns of or relating to IASIS or any of its Subsidiaries and JLL Healthcare for all Tax periods (other than JLL Healthcare Tax Returns, as defined hereinafter) ("IASIS Tax Returns"). IASIS shall prepare all Tax Returns of or relating solely to JLL Healthcare (including the preparation of any Form 1065s and Schedule K-1s) ("JLL Healthcare Tax Returns") and shall deliver such Tax Returns to JLL Healthcare for JLL Healthcare's review at least 30 days prior to the due date of such Tax Returns. IASIS shall make any revisions to such JLL Healthcare Tax Returns that JLL Healthcare requests in a timely manner. JLL Healthcare shall file the JLL Healthcare Tax Returns with the appropriate Tax authorities.

                  b. Payment of Taxes. IASIS shall pay or cause to be paid all Taxes shown as due or required to be shown as due (other than any such Taxes that are incurred by JLL Healthcare as a result of any disposition of any shares of IASIS stock) on IASIS Tax Returns ("IASIS Taxes"). JLL Healthcare (or its members as the case may be) shall pay or cause to be paid all Taxes shown as due or required to be shown as due on JLL Healthcare Tax Returns ("JLL Healthcare Taxes").

         4. Audits. IASIS shall have sole responsibility for and control over all audits, examinations, and other proceedings (whether judicial or administrative) relating to IASIS Taxes. JLL Healthcare shall have sole responsibility for and

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control over all audits, examinations, and other proceedings (whether judicial or administrative) relating to JLL Healthcare Taxes.

         5. Notices. If JLL Healthcare receives written notice of, or relating to, an IASIS Tax or any audit or other Tax proceeding related thereto from a Tax authority, JLL Healthcare shall promptly provide a copy of such notice to IASIS within five (5) business days of the receipt of such notice. If IASIS or any of its Subsidiaries receives written notice of a Tax relating to JLL Healthcare or any audit or other Tax proceeding relating to JLL Healthcare, IASIS shall promptly provide a copy of such notice to JLL Healthcare within five
(5) business days of the receipt of such notice.

         6. Indemnification. IASIS and its Subsidiaries shall jointly and severally indemnify JLL Healthcare and its directors, officers and employees, and hold them harmless from and against any and all IASIS Taxes (other than any such Taxes that are incurred by JLL Healthcare as a result of any disposition of shares of IASIS stock or are otherwise attributable solely to JLL Healthcare) and any loss, cost, damage or expense, including reasonable attorneys' fees and costs, that is attributable to, or results from the failure of IASIS or any director, officer or employee thereof to make any payment required to be made under this Agreement. Any indemnification obligation under this Agreement shall be net of any Tax Benefit realized by JLL Healthcare with respect to the item or claim which gave rise to such indemnification obligation. All indemnifications made pursuant to this Agreement shall be made within 30 days of written notice of a request for indemnification, which notice shall be accompanied by a computation of the amount due.

         7. Refunds or Credits. If JLL Healthcare receives a refund or credit with respect to Taxes that were paid by IASIS or its Subsidiaries, JLL Healthcare shall promptly pay over the amount of such refund or credit to IASIS. If IASIS or its Subsidiaries receives a refund or credit with respect to Taxes that were paid by JLL Healthcare (other than any IASIS Taxes paid by JLL Healthcare on or before the IPO Date), IASIS shall promptly pay over the amount of such refund or credit to JLL Healthcare.

         8. Cooperation. JLL Healthcare and IASIS shall each cooperate fully (and each shall cause its respective affiliates to cooperate fully) with all reasonable requests from another party in connection with the preparation and filing of Tax returns, claims for refund, audits or other matters covered by this Agreement. IASIS shall provide to JLL Healthcare all IASIS Tax Returns for Taxes attributable to JLL Healthcare.



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         9.       Dispute Resolution. Any claim, dispute, difference or
controversy between the parties arising out of, or relating to, this Agreement, or the subject matter hereof, that cannot be settled by mutual understanding between or among the parties, shall be resolved by a jointly retained and mutually acceptable Tax expert who is a nationally recognized Tax attorney or accountant that is a member of a nationally recognized law firm or accounting firm which firm is independent of all the parties. Such Tax expert shall be authorized to allocate the costs and expenses associated with retaining such Tax expert and its resolution of any dispute hereunder.

         10. Notification. Any notice, request, instruction or other document to be given or delivered under this Agreement by any party to another party shall be in writing and shall be deemed to have been duly given or delivered when (1) delivered in person, (2) deposited in the United States mail, postage prepaid and sent certified mail, return receipt requested or (3) delivered to Federal Express or similar service for overnight delivery to the address of the party set forth below:

                  If to IASIS, to the General Counsel, at:

                           IASIS Healthcare Corporation
                           113 Seaboard Lane
                           Suite A-200
                           Franklin,  Tennessee 37067

                  with a copy to:

                           Bass, Berry & Sims PLC
                           315 Deaderick Street, Suite 2700
                           Nashville, Tennessee 37238
                           Attention: Dick Barry, Esq.

                  If to JLL Healthcare, to JLL Healthcare, at:

                           JLL Healthcare, LLC
                           c/o Joseph, Littlejohn & Levy
                           450 Lexington Avenue
                           New York, New York 10017
                           Attention: Jeffrey Lightcap


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Either party may, by written notice to the other parties, change the address or the party to which any notice, request, instruction or other document is to be delivered.

         11. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         12. Validity. The invalidity or unenforceability of any term or provision of this Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions in any other situation or in any other jurisdiction.

         13. Governing Law. This Agreement shall be governed by, enforced under and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule thereof.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, transferees, and assigns.

         15. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Agreement or in any way affect this Agreement.

         16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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                  IN WITNESS WHEREOF, the parties hereto have caused their names to be subscribed and executed by their respective officers on the 5 day of March, 2001.


                                       JLL HEALTHCARE, LLC



                                       By:/s/ Jeffrey C. Lightcap
                                          -------------------------------------
                                           Name:  Jeffrey C. Lightcap
                                           Title: Director


                                       IASIS HEALTHCARE CORPORATION



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: General Counsel and Secretary


                                       SALT LAKE REGIONAL MEDICAL CENTER, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       JORDAN VALLEY HOSPITAL, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       DAVIS HOSPITAL & MEDICAL CENTER, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary




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                                       ROCKY MOUNTAIN MEDICAL CENTER, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       PIONEER VALLEY HOSPITAL, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       PIONEER VALLEY HEALTH PLAN, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary







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                                       CLINICARE OF UTAH, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       SOUTHRIDGE PLAZA HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       SANDY CITY HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       DAVIS SURGICAL CENTER HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary




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                                       IASIS MANAGEMENT COMPANY



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       IASIS HEALTHCARE HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       HEALTH CHOICE ARIZONA, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       METRO AMBULATORY SURGERY
                                       CENTER, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       BILTMORE SURGERY CENTER, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary



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                                       BEAUMONT HOSPITAL HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       SSJ ST. PETERSBURG HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       FIRST CHOICE PHYSICIANS NETWORK
                                       HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       BAPTIST JOINT VENTURE HOLDINGS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary


                                       CLINICARE OF ARIZONA, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary



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                                       CLINICARE OF TEXAS, INC.



                                       By:/s/ Frank A. Coyle
                                          -------------------------------------
                                           Name:  Frank A. Coyle
                                           Title: Secretary








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                                   Schedule A



Salt Lake Regional Medical Center, Inc.
Jordan Valley Hospital, Inc.
Davis Hospital & Medical Center, Inc.
Rocky Mountain Medical Center, Inc.
Pioneer Valley Hospital, Inc.
Pioneer Valley Health Plan, Inc.
CliniCare of Utah, Inc.
Southridge Plaza Holdings, Inc.
Sandy City Holdings, Inc.
Davis Surgical Center Holdings, Inc.
IASIS Management Company
IASIS Healthcare Holdings, Inc.
Health Choice Arizona, Inc.
Metro Ambulatory Surgery Center, Inc.
Biltmore Surgery Center Holdings, Inc.
Biltmore Surgery Center, Inc.
Beaumont Hospital Holdings, Inc.
SSJ St. Petersburg Holdings, Inc.
First Choice Physicians Network Holdings, Inc.
Baptist Joint Venture Holdings, Inc.
Clinicare of Arizona, Inc.
Clinicare of Texas, Inc.



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